Taxation	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Taxation

Note 9: Taxation

Tax expense (benefit) was $50 million and $(3) million for the three months ended June 30, 2019 and 2018, respectively, and $55 million and $24 million for the six months ended June 30, 2019 and 2018, respectively. The tax expense (benefit) in each period reflected the mix of taxing jurisdictions in which pre-tax profits and losses were recognized. Because the geographical mix of pre-tax profits and losses in interim periods may be different from that for the full year, tax expense or benefit in interim periods is not necessarily indicative of tax expense (benefit) for the full year.